Exhibit 99.2

PPG Industries, Inc. One PPG Place
Pittsburgh, Pennsylvania 15272 USA
www.ppg.com

News	Contact:
Jeremy Neuhart
PPG Corporate Communications
412-434-3046
neuhart@ppg.com

Investors:
Vince Morales
PPG Investor Relations
412-434-3740
vmorales@ppg.com

PPG finalizes separation of commodity chemicals business and merger of the business with Georgia Gulf; company accepts shares tendered in exchange offer

PITTSBURGH, Jan. 28, 2013 – PPG Industries (NYSE: PPG) today announced the successful closing of the previously announced separation of its commodity chemicals business and merger of its wholly-owned subsidiary, Eagle Spinco Inc., with a subsidiary of Georgia Gulf Corporation (NYSE: GGC). Pursuant to the merger, Eagle Spinco, the entity holding PPG’s former commodity chemicals business, is now a wholly-owned subsidiary of Georgia Gulf. The closing of the merger followed the expiration of the related exchange offer and the satisfaction of certain other conditions. The combined company formed by uniting Georgia Gulf with PPG’s former commodity chemicals business will be named Axiall Corporation and will be traded on the New York Stock Exchange under the ticker symbol AXLL.

In the merger, each share of Eagle Spinco common stock was automatically converted into the right to receive one share of Georgia Gulf common stock. As a result, PPG shareholders who tendered their shares of PPG common stock as part of the exchange offer received 3.2562 shares of Georgia Gulf common stock for each share of PPG common stock exchanged and accepted by PPG.

Pursuant to the exchange offer, which expired today at 8:00 a.m., New York City time, PPG has accepted 10,825,227 shares of PPG common stock in exchange for 35,249,104 shares of Eagle Spinco common stock. Because more than 10,825,227 shares of PPG common stock were tendered, all shares of Eagle Spinco common stock owned by PPG are being distributed in the exchange offer, and no shares of Eagle Spinco common stock were distributed as a pro rata dividend.

In connection with the separation of PPG’s commodity chemicals business and its merger with Georgia Gulf, PPG also received approximately $900 million in cash. As a result of the successful exchange offer, PPG will reduce its outstanding shares of common stock by 10,825,227 shares, or approximately 7 percent.

PPG will report the results of its commodity chemicals business for January 2013 and a net gain resulting from the separation as results from discontinued operations when it reports its results for the quarter ending March 31, 2013. In the PPG results for prior periods, presented for comparative purposes beginning with the first quarter 2013, the results of its former commodity chemicals business will be reclassified from continuing operations and presented as the results from discontinued operations.

PPG: BRINGING INNOVATION TO THE SURFACE.(TM)

PPG Industries’ vision is to continue to be the world’s leading coatings and specialty products company. Through leadership in innovation, sustainability and color, PPG helps customers in industrial, transportation, consumer products, and construction markets and aftermarkets to enhance more surfaces in more ways than does any other company. Founded in 1883, PPG has global headquarters in Pittsburgh and operates in nearly 70 countries around the world. Sales in 2012 were $15.2 billion. PPG shares are traded on the New York Stock Exchange (symbol: PPG). For more information, visit www.ppg.com.

Forward-Looking Statements

Statements in this news release relating to matters that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 reflecting PPG Industries’ current view with respect to future events or objectives and financial or operational performance or results. These matters involve risks and uncertainties as discussed in PPG Industries’ periodic reports on Form 10-K and Form 10-Q, and its current reports on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”). Accordingly, many factors could cause actual results to differ materially from the company’s forward-looking statements. This news release also contains statements about PPG Industries’ agreement to separate its commodity chemicals business and merge it with Georgia Gulf Corporation or a subsidiary of Georgia Gulf (the “Transaction”) and its offer to exchange shares of PPG common stock for shares of Eagle Spinco Inc. common stock (and ultimately shares of Georgia Gulf common stock) (the “Exchange Offer”). Many factors could cause actual results to differ materially from the company’s forward-looking statements with respect to the Transaction and the Exchange Offer, including the number of shares of PPG common stock tendered and accepted; the number of shares of Eagle Spinco (and ultimately Georgia Gulf) common stock issued in the Exchange Offer; the ultimate pricing, discount and other parameters of the Exchange Offer; the parties’ ability to complete the Transaction on anticipated terms and schedule, including the ability of PPG to successfully complete the Exchange Offer; risks relating to any unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects; business and management strategies for the management, expansion and growth of Georgia Gulf’s operations; Georgia Gulf’s ability to integrate PPG’s commodity chemicals business successfully after the closing of the Transaction and to achieve anticipated synergies; and the risk that disruptions from the Transaction will harm PPG’s or Georgia Gulf’s business. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on PPG’s consolidated financial condition, results of operations or liquidity. Forward-looking statements speak only as of the date of their initial issuance, and PPG does not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

Additional Information and Where to Find It

This communication does not constitute an offer to buy, or solicitation of an offer to sell, any securities of Georgia Gulf, PPG’s commodity chemicals business or PPG. In connection with the Transaction, Georgia Gulf has filed with the SEC a registration statement on Form S-4 that includes a prospectus of Georgia Gulf relating to the Transaction. In addition, Eagle Spinco Inc., a subsidiary of PPG Industries, has filed with the SEC a registration statement on Form S-4 and S-1 that includes a prospectus of the PPG commodity chemicals business relating to the Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS AND PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT GEORGIA GULF, PPG’S COMMODITY CHEMICALS BUSINESS AND THE TRANSACTION. Investors and security holders may obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statements and prospectus may be obtained free of charge by accessing Georgia Gulf’s website at www.ggc.com and clicking on the “Investors” link and then on the “SEC Filings” link, or upon written request to Georgia Gulf, Georgia Gulf Corporation, 115 Perimeter Center Place, Suite 460, Atlanta, GA 30346, Attention: Investor Relations, or from PPG upon written request to PPG, PPG Industries, Inc., One PPG Place, Pittsburgh, PA 15272, Attention: Investor Relations. Shareholders also may read and copy any reports, statements and other information filed by Georgia Gulf, PPG or Eagle Spinco with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Bringing innovation to the surface is a trademark of PPG Industries Ohio, Inc.